POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                   ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT

         Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Louis G. Lower, II and Brenda D. Sneed, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York, Allstate Life of New York Variable Annuity Account and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


                              April 26, 1999

                              Date


                              /s/Michael J. Velotta

                              Vice President, Secretary,
                                General Counsel and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                   ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT

         Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Michael J. Velotta and Brenda D. Sneed, his attorneys-in-fact, with power of substitution, and in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York, Allstate Life of New York Variable Annuity Account and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


                                   April 26, 1999

                                   Date

                                   /s/LOUIS G. LOWER, II
                                   Louis G. Lower, II
                                   Chairman of the Board and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                   ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT

         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael
J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York, Allstate Life of New York Variable Annuity Account and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                     April 26, 1999

                                     Date


                                     /s/Thomas J. Wilson

                                     Thomas J. Wilson
                                     President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                   ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT

         Know all men by these presents that Marcia D. Alazraki, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York, Allstate Life of New York Variable Annuity Account and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 April 26, 1999

                                Date


                                /s/Marcia D. Alazraki

                                Marcia D. Alazraki
                                Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                   ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT

         Know all men by these presents that Cleveland Johnson, Jr., whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael
J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York, Allstate Life of New York Variable Annuity Account and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                    April 26, 1999

                                   Date


                                   /s/Cleveland Johnson, Jr.

                                   Cleveland Johnson, Jr.
                                   Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                   ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT

         Know all men by these presents that John R. Raben, Jr., whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York, Allstate Life of New York Variable Annuity Account and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                              April 26, 1999

                             Date


                             /s/John R. Raben, Jr.

                             John R. Raben, Jr.
                             Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                   ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT

         Know all men by these presents that Sally Slacke, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York, Allstate Life of New York Variable Annuity Account and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                     April 26, 1999

                                    Date


                                    /s/Sally A. Slacke

                                    Sally A. Slacke
                                    Director